UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2025

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, Suite 100
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per share	IOVA	The Nasdaq Stock Market, LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 10, 2025, Jean-Marc Bellemin notified Iovance Biotherapeutics, Inc. (the “Company”) that he would be resigning as Chief Financial Officer and Principal Financial Officer and Principal Accounting Officer of the Company to pursue other opportunities, effective July 10, 2025. On June 30, 2025, the Company and Mr. Bellemin mutually agreed that Mr. Bellemin would separate from the Company, effective June 30, 2025.

Effective as of June 30, 2025, Matthew W. Rosinack, the Company’s Senior Vice President, Finance, was appointed as the Company’s interim Principal Financial Officer and Principal Accounting Officer.

Mr. Rosinack, age 53, has served as the Company’s Senior Vice President, Finance since September 2021. Previously, Mr. Rosinack served in roles at Berkeley Lights, Inc., a publicly traded biotechnology company (merged and acquired by Bruker Corporation), including serving as the Senior Vice President and Chief Accounting Officer and Vice President and Corporate Controller from March 2016 to August 2021. Prior to Berkeley Lights, Inc., from October 2012 to March 2016, Mr. Rosinack held roles of increasing responsibility at ZELTIQ Aesthetics, Inc., a publicly traded medical device company (acquired by Allergan plc), including as Vice President and Corporate Controller. Mr. Rosinack also held roles at FormFactor, Inc., a publicly traded semiconductor test and measurement equipment manufacturing company, from April 2011 to October 2012, including as Corporate Controller and Director, Corporate Accounting. In addition, Mr. Rosinack spent more than 14 years in public accounting practice with PricewaterhouseCoopers LLP. Mr. Rosinack received his B.A. in Accounting from Ohio Wesleyan University.

There are no arrangements or understandings between Mr. Rosinack and any other persons in connection with Mr. Rosinack’s appointment as interim Principal Financial Officer and Principal Accounting Officer. There are also no family relationships between Mr. Rosinack and any director or executive officer of the Company and Mr. Rosinack has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2025	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Ph.D., J.D., Interim CEO and President, and General Counsel